Exhibit 10.8
Execution Version
FIFTH AMENDMENT TO
CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 30, 2026, is by and among BKV UPSTREAM MIDSTREAM, LLC, a Delaware limited liability company (the “Borrower”), BKV CORPORATION, a Delaware corporation (“Holdings”), each other Credit Party, each of the Lenders party hereto, and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, Holdings, the Administrative Agent and the lenders from time to time party thereto (each, a “Lender,” and collectively, the “Lenders”) are party to that certain Credit Agreement, dated as of June 11, 2024 (as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2024, that certain Second Amendment to Credit Agreement dated as of May 6, 2025, that certain Third Amendment to Credit Agreement dated as of September 22, 2025, that certain Fourth Amendment to Credit Agreement dated as of October 27, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Fifth Amendment Effective Date (as defined below), the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and credit available to and on behalf of the Borrower.
B.    The Borrower has advised the Administrative Agent and the Lenders that, contemporaneously with the closing of this Amendment on the Fifth Amendment Effective Date, Holdings will contribute all of the issued and outstanding Equity Interests of BKV Marketing, LLC, a Delaware limited liability company (“BKV Marketing”), to the Borrower (the “Specified Contribution”) pursuant to that certain Assignment Agreement, dated as of the date hereof (the “Contribution Agreement”), by and among Holdings, as assignor, and the Borrower, as assignee.
C.    The Borrower, the Administrative Agent and the Lenders party hereto constituting the Majority Lenders have agreed to amend certain provisions of the Existing Credit Agreement to, among other things, add BKV Marketing as a “Credit Party”, “Guarantor”, and/or “Grantor”, as applicable, under the Credit Agreement and the other Loan Documents.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Existing Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Existing Credit Agreement as amended by this Amendment.
Section 2.Amendments to Existing Credit Agreement. As of the Fifth Amendment Effective Date, the Existing Credit Agreement is amended as follows:

2.1Section 1.02 of the Existing Credit Agreement is amended to add the following defined terms in alphabetical order to read in their entirety as follows:
“‘BKV Marketing’ means BKV Marketing, LLC, a Delaware limited liability company.”

|US-DOCS\169398676.7||

“‘Carbon Offset Credits’ means a reduction in emissions of greenhouse gases made to compensate for or to offset an emission of greenhouse gases made elsewhere, where one offset equals one metric ton of carbon dioxide.”

“‘dCarbon Carbon Offset Credit Purchase Agreement’ means that certain Carbon Offset Credit Purchase Agreement, dated as of December 15, 2025, by and among certain of the dCarbon Entities party thereto, as sellers, BKV Marketing, LLC, a Delaware limited liability company, as buyer, and the other parties party thereto.”

“‘Fifth Amendment’ means that certain Fifth Amendment to Credit Agreement, dated as of March 30, 2026, by and among the Borrower, Holdings, each other Credit Party party thereto, each of the Lenders party thereto and the Administrative Agent.”

“‘Fifth Amendment Effective Date’ means March 30, 2026.”

2.2Section 1.02 of the Existing Credit Agreement is hereby amended by amending and restating the following defined terms as follows:
“‘dCarbon Entities” means each of (a) BKV dCarbon Ventures, LLC, a Delaware limited liability company, (b) BKV-BPP Cotton Cove, LLC, a Delaware limited liability company, (c) BKV dCarbon Las Tiendas, LLC, a Delaware limited liability company, (d) BKVerde, LLC, a Delaware limited liability company, (e) BKVerde Donaldsonville, LLC, a Delaware limited liability company, (f) BKVerde Whites Bayou, LLC, a Delaware limited liability company, (g) BKV dCarbon High West, LLC, a Delaware limited liability company, (h) High West Sequestration LLC, a Louisiana limited liability company, (i) BKV dCarbon Barnett Zero, LLC, a Delaware limited liability company, (j) Athena Land, LLC, a Delaware limited liability company (formerly known as BKV dCarbon Temple, LLC), (k) BKV dCarbon Project, LLC, and (l) any direct or indirect Subsidiary of any of the foregoing.”

“‘Loan Documents’ means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Fee Letters, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments and any other agreement or document now or hereafter executed by a Credit Party in favor of the Administrative Agent, Collateral Agent and/or one or more Lenders in connection with any of the foregoing, or which has been designated by the Borrower and the Administrative Agent as a ‘Loan Document’.”

2.3Section 7.14 of the Existing Credit Agreement is hereby amended by amending and restating the following provision as follows:
“Section 7.14    Subsidiaries.    As of the Fifth Amendment Effective Date, except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.14, neither Holdings nor the Borrower has any Subsidiaries, and the Borrower has no Foreign Subsidiaries. Schedule 7.14, as so supplemented, correctly identifies each Subsidiary as either “Restricted” or “Unrestricted” as of the Fifth Amendment Effective Date, and each Restricted Subsidiary on such schedule is a Wholly-Owned Subsidiary.”

2.4Section 7.21 of the Existing Credit Agreement is hereby amended by amending and restating the following provision as follows:

“Section 7.21    Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used to refinance the amounts outstanding under the Existing Credit Facilities, to provide for the working capital needs of the Borrower and its Subsidiaries, to fund capital expenditures, for the acquisitions, development and exploration of Oil and Gas Properties as permitted hereunder, to engage in marketing activities for any Hydrocarbons as permitted hereunder, for general company purposes and to pay Transaction Costs. The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.”

2.5Schedule 7.14 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 7.14 attached to Amendment.
2.6Section 9.14 of the Existing Credit Agreement is hereby amended as follows:
(a)The “and” that appears immediately after clause (f) of Section 9.14 is hereby replaced with “,”.
(b)Clause (g) of Section 9.14 is hereby amended and restated in its entirety as follows:
“(g) transactions in effect on the Effective Date and set forth on Schedule 9.14, and”
(c)A new clause (h) is hereby added to Section 9.14 immediately after clause (g) of Section 9.14 as follows:
“(h) the dCarbon Carbon Offset Purchase Agreement and any other similar agreement or transaction pursuant to which BKV Marketing purchases Carbon Offset Credits from certain dCarbon Entities so long as the dCarbon Carbon Offset Purchase Agreement and such similar agreements and transactions are on fair and reasonable terms and include pricing that is fair value taking into account the mutual commitments of the parties to such agreements.”

Section 3.Conditions Precedent. This Amendment shall become effective on the date when each of the following conditions is satisfied (the “Fifth Amendment Effective Date”):
3.1The Administrative Agent shall have executed and received from the Lenders constituting the Majority Lenders, the Borrower, each other Credit Party and BKV Marketing counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each Person.
3.2The Specified Contribution shall have been consummated, or shall be consummated substantially concurrently with the Fifth Amendment Effective Date, in accordance with the Contribution Agreement (without giving effect to any amendments, modifications or supplements thereto that are adverse to the Administrative Agent and the Lenders in their capacities as such, except as approved by the Administrative Agent), and (b) the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower certifying (i) that substantially concurrently with the Fifth Amendment Effective Date, Holdings, the Borrower and BKV Marketing are consummating the Specified Contribution in accordance with the terms of the Contribution Agreement (without any amendments, modifications or supplements thereto in contravention of clause (a) above), and (ii) that attached is a true and correct copy of the Contribution Agreement (including all amendments and other modifications thereto), which shall not have been further amended or modified except as set forth therein.

3.3The Administrative Agent shall have received a certificate of a Responsible Officer of BKV Marketing setting forth (a) resolutions of its board of directors (or comparable governing body) with respect to the authorization of BKV Marketing to execute, deliver and perform this Amendment and to enter into the transactions contemplated in the Loan Documents and perform its obligations thereunder, (b) the officers of BKV Marketing (i) who are authorized to sign this Amendment and the other Loan Documents to which BKV Marketing is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the other Loan Documents and the transactions contemplated thereby, (c) specimen signatures of such authorized officers, and (d) the bylaws, limited liability company agreements, limited partnership agreements, certificates of formation and certificates of limited partnership, as applicable, of BKV Marketing, certified as being true and correct. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
3.4The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of BKV Marketing from its state of incorporation or formation and with respect to foreign qualification in any other jurisdiction in which BKV Marketing owns Oil and Gas Properties.
3.5The Administrative Agent shall have received an opinion of Baker & Hostetler LLP, special counsel to the Credit Parties, in form and substance reasonably acceptable to the Administrative Agent and its counsel, addressed to the Administrative Agent, the Lenders and the Issuing Banks.
3.6The Administrative Agent shall have received appropriate tax, judgment and UCC search certificates reflecting no prior Liens encumbering the Properties of BKV Marketing for each jurisdiction requested by the Administrative Agent other than (a) those Liens permitted by Section 9.03 of the Credit Agreement and (b) those Liens which will be terminated or released substantially simultaneously or promptly following the Fifth Amendment Effective Date.
3.7The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that after giving effect to this Amendment on the Fifth Amendment Effective Date, (a) each representation and warranty set forth in Article VII of the Credit Agreement shall be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date, (b) since December 31, 2025, there has not been any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect, (c) no Default or Event of Default shall have occurred and be continuing and (d) the Borrower and the Restricted Subsidiaries have no indebtedness outstanding other than (i) the Loans and other extensions of credit under the Credit Agreement and (ii) any other Debt permitted by Section 9.02 of the Credit Agreement.
3.8With respect to BKV Marketing, the Administrative Agent shall have received copies of a supplement to the Guarantee and Collateral Agreement, substantially in the form of Annex 2 to the Guarantee and Collateral Agreement, in order for BKV Marketing to become a Guarantor and Grantor (as defined in the Guarantee and Collateral Agreement) duly executed by BKV Marketing, together with evidence that all other actions, recordings and filings required by the Security Instruments as of the Fifth Amendment Effective Date to (A) create the Liens intended to be created by any Security Instrument and (B) comply with Section 8.13 of the Credit Agreement, in each case shall have been delivered, taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent. All Equity Interests directly owned by Holdings, the Borrower or any Restricted Subsidiary, in each case as of the Fifth Amendment Effective Date after giving effect to the transactions contemplated hereunder, shall have been pledged pursuant to the Guarantee and Collateral Agreement.
3.9(a) The Administrative Agent and the Lenders shall have received, at least 5 days prior to the Fifth Amendment Effective Date, all documentation and other information about the Credit Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act that has been requested by the Administrative Agent or such Lender in writing at least 10 days prior to the Fifth Amendment Effective Date and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Fifth Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification at least 5 days prior to the Fifth Amendment Effective Date.
3.10The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including the reasonable and documented fees and expenses of Latham & Watkins LLP, counsel to the Administrative Agent).
Section 4.Post-Closing Covenant. Within 30 days after the Fifth Amendment Effective Date (or such later date as the Administrative Agent may agree to in its sole discretion), the Administrative Agent shall have received updated certificates of insurance coverage evidencing that the Credit Parties are carrying insurance in accordance with Section 7.12 of the Credit Agreement.
Section 5.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:
5.1Accuracy of Representations and Warranties. The representations and warranties of each Credit Party contained in each Loan Document are true and correct in all material respects on and as of the date hereof except to the extent any such representations and warranties (a) are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (b) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties are true and correct in all respects.
5.2Due Authorization. The execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement by the Borrower and each other Credit Party of this Amendment are within the Borrower’s and such Credit Party’s corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary corporate or limited liability company action, as applicable, and, if required, action by any holders of its Equity Interests (including, without limitation, any action required to be taken by any class of directors, managers or supervisors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of this Amendment).
5.3Validity and Binding Effect. This Amendment has been duly executed and delivered by the Borrower and each other Credit Party, and this Amendment and the Credit Agreement constitute valid and binding obligations of the Borrower and each other Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.
5.4Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.
Section 6.Reaffirmation; No Novation. Each Credit Party (a) consents to this Amendment and the Credit Agreement and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, (b) reaffirms all of its obligations under the Guarantee and Collateral Agreement, the guarantees set out therein and any other guarantees in the Loan Documents to which it is a party, and confirms that the Guarantee and Collateral Agreement and such other guarantees remain in full force and effect on a continuous basis, (c) reaffirms each Lien granted by each Credit Party to the Administrative Agent for the benefit of the Secured Parties, (d) acknowledges and agrees that the agreements, pledges and grants of security interests by the Credit Parties contained in the Credit Agreement and the Loan Documents are, and shall remain, in full force and effect after giving effect to this

Amendment, and (e) agrees that the Obligations outstanding under the Existing Credit Agreement remain outstanding under the Credit Agreement. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing or guaranteeing the same, which shall remain in full force and effect, except to any extent modified hereby.
Section 7.Miscellaneous.
7.1Confirmation. The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
7.2Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
7.3No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
7.4GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7.5Payment of Expenses; Indemnity. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement. Section 12.03(b) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
7.6Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.7Loan Document. On and after the Fifth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
7.8Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
7.9JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:	BKV UPSTREAM MIDSTREAM, LLC
	By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: Chief Executive Officer

HOLDINGS:	BKV CORPORATION
	By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: Chief Executive Officer

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

CREDIT PARTIES:	BKV CHELSEA, LLC BKV BARNETT, LLC BKV OPERATING, LLC BKV MIDSTREAM, LLC BKV NORTH TEXAS, LLC KALNIN VENTURES LLC BKV BARNETT II, LLC BKV MARKETING, LLC
	By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: Chief Executive Officer

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

                            CITIBANK, N.A.,
    as Administrative Agent and a Lender

By:    /s/ Todd Mogil
Name:    Todd Mogil
Title:    Vice President

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

Barclays Bank PLC,, as a Lender and Issuing Bank

By: /s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANC, as a Lender

By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

CITIZENS BANK, N.A., as a Lender

By: /s/ David Baron
Name: David Baron
Title: Senior Vice President

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

KeyBank National Association, as a Lender

By: /s/ David Bornstein
Name: David Bornstein
Title: Senior Vice President

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

MIZUHO BANK, LTD., as a Lender

By: /s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Nabeel Shah
Name: Nabeel Shah
Title: Executive Director

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

TRUIST BANK, as a Lender

By: /s/ John Kovarik
Name: John Kovarik
Title: Managing Director

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

FIRST HORIZON BANK, as a Lender

By: /s/ W. David McCarver IV
Name: W. David McCarver IV
Title: Senior Vice President

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

Royal Bank of Canada, as a Lender

By: /s/ Drew Tolson
Name: Drew Tolson
Title: Authorized Signatory

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

Texas Capital Bank, as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Executive Director

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

BP Energy Company, as a Lender

By: /s/ William L. Shappley
Name: William L. Shappley
Title: Vice President

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

Goldman Sachs Bank USA, as a Lender

By: /s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Karina Rodriguez
Name: Karina Rodriguez
Title: Vice President

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

[Signature Page to Fifth Amendment – BKV Upstream Midstream, LLC]

Schedule 7.14
Subsidiaries

Subsidiary	Restricted/Unrestricted
Athena Land, LLC	N/A
BKV Barnett, LLC	Restricted
BKV Barnett II, LLC	Restricted
BKV-BPP Cotton Cove, LLC	N/A
BKV-BPP Power LLC	N/A
BKV-BPP Ponder Solar, LLC	N/A
BKV-BPP Retail LLC	N/A
BKV Chelsea, LLC	Restricted
BKV dCarbon Barnett Zero, LLC	N/A
BKV dCarbon High West, LLC	N/A
BKV dCarbon Las Tiendas, LLC	N/A
BKV dCarbon Ventures, LLC	N/A
BKV Land Holdings I, LLC	N/A
BKVerde, LLC	N/A
BKVerde Donaldsonville, LLC	N/A
BKVerde Whites Bayou, LLC	N/A
BKV Marketing, LLC	Restricted
BKV Midstream, LLC	Restricted
BKV North Texas, LLC	Restricted
BKV Operating, LLC	Restricted
High West Sequestration, LLC	N/A
Kalnin Ventures LLC	Restricted
Temple Generation I, LLC	N/A
Temple Generation II, LLC	N/A
Temple Generation Holdings, LLC	N/A
Temple Generation Intermediate Holdings II, LLC	N/A
Temple Generation SF LLC	N/A

Schedule 7.14
|US-DOCS\169398676.7||